UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 21, 2019 (November 15, 2019)

GENESCO INC.
(Exact name of registrant as specified in its charter)

Tennessee	1-3083		62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

1415 Murfreesboro Road	Nashville	Tennessee	37217-2895
(Address of Principal Executive Offices)			(Zip Code)

(615) 367-7000
Registrant's telephone number, including area code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On November 15, 2019, Schuh Limited, a subsidiary of Genesco Inc., and other Borrowers and Guarantors party thereto, entered into an Amendment and Restatement Agreement (the “2019 Restatement Agreement”) with Lloyds Bank plc (“Lloyds”) as Agent, Arranger and Security Trustee, which amended and restated the Amendment and Restatement Agreement dated April 26, 2017. Schuh Limited replaced Schuh Group Limited as Parent under the 2019 Restatement Agreement. Additionally, Genesco Schuh GmbH, Schuh Group Limited and Schuh (Holdings) Limited were released as Borrowers. The 2019 Restatement Agreement contains certain covenants at the Schuh Limited level, including a minimum interest coverage covenant of 4.50x and a maximum leverage covenant of 1.75x. The 2019 Restatement Agreement is secured by a pledge of all the assets of Schuh Limited and Schuh (ROI) Limited. Pursuant to a Guarantee in favor of Lloyds, Genesco Inc. has guaranteed the obligations of Schuh Limited under the 2019 Restatement Agreement on an unsecured basis.

The 2019 Restatement Agreement includes a Facility B of £6.25 million, a Facility C revolving credit agreement of £19.0 million, a working capital facility of £2.5 million and an additional revolving credit facility, and a Facility D of €7.2 million for its operations in Ireland. The Facility B loan bears interest at LIBOR plus 2.5% per annum with quarterly payments through January 2020. The Facility C has an outstanding balance of £7.0 million, bears interest at LIBOR plus 2.2% per annum and expires in January 2020. The Facility D bears interest at EURIBOR plus 2.2% per annum and expires in January 2020. Following certain customary events of default, payment of the facilities may be accelerated or the commitments may be terminated.

The foregoing description of the 2019 Restatement Agreement does not purport to be complete and is qualified in its entirety by the 2019 Restatement Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under Item 1.01 of this Current Report on Form 8-K is incorporated by reference hereunder.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits
The following exhibit is furnished herewith:

Exhibit Number	Description

10.1	Amendment and Restatement Agreement, dated November 15, 2019, between Schuh Limited, as Parent, others as Borrowers and Guarantors and Lloyds Bank PLC, as Arranger, Agent and Security Trustee
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date: November 21, 2019	By:	/s/ Mel Tucker
	Name:	Mel Tucker
	Title:	Senior Vice President and Chief Financial Officer